Exhibit 10(b)(1)

EXECUTION COPY

JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of March 6, 2014 (this “Agreement”), by and among NEWSTAR FINANCIAL, INC., a Delaware corporation (the “Company”), the entities listed on the signature pages hereof as “New Term Holders” (each, a “New Term Holder” and collectively, the “New Term Holders”), and FORTRESS CREDIT CORP., as Administrative Agent (the “Administrative Agent”), to that certain Second Amended and Restated Note Agreement, dated as of May 13, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”), among the Company, the Administrative Agent, and the other Holders party thereto.

W I T N E S S E T H

WHEREAS, the Note Agreement provides in Section 2.09 thereof that any Eligible Holder may extend a New Term Commitment under the Note Agreement at the request of the Company by executing and delivering to the Company and the Administrative Agent a Joinder Agreement;

WHEREAS, the Company has given notice to the Administrative Agent of its request to establish New Term Commitments in an aggregate amount equal to $28,500,000 pursuant to such Section 2.09; and

WHEREAS, pursuant to Section 2.09 of the Note Agreement, each New Term Holder now desires to provide a New Term Commitment under the Note Agreement by executing and delivering to the Company and the Administrative Agent this Agreement.

NOW, THEREFORE, each of the parties hereto hereby agrees as follows:

1. Each New Term Holder agrees that it shall, on the date of this Agreement, have a New Term Commitment in the amount set forth on Schedule I hereto opposite its name thereon. Subject to satisfaction of the conditions set forth in Section 3 hereof, each New Term Holder shall, on the date hereof, make an additional term loan (each, a “New Term Loan” and collectively, the “New Term Loans”) to the Company in a single drawing in an amount equal to such New Term Commitment.

2. The Applicable Margin, maturity date, payment terms and all other terms and conditions of the New Term Loans shall be the same as those for the Initial Term Loans under the Note Agreement, and from and after the date of this Agreement (x) each New Term Holder shall constitute an Initial Term Holder and (y) each New Term Loan shall constitute an Initial Term Loan, in each case, for all purposes of the Note Agreement and the other Note Documents. Pursuant to Section 2.09(d) of the Note Agreement, subject to satisfaction of the conditions set forth in Section 3 hereof, each party hereto agrees that:

(a) the definition of “Initial Term Holder” set forth in Section 1.01 of the Note Agreement is hereby amended to insert immediately following the phrase “Assignment and Assumption” the following phrase: “or Joinder Agreement”; and

(b) the definition of “Initial Term Loan” set forth in Section 1.01 of the Note Agreement is hereby amended to (i) delete the word “and” appearing at the end of clause (a) thereof and insert therefor a comma (“,”) and (ii) insert at the end thereof the following phrase: “and (c) each New Term Loan made pursuant to that certain Joinder Agreement, dated as of March 6, 2014, among the Company, the entities listed on the signature pages thereof as “New Term Holders” and the Administrative Agent”.

3. This Agreement shall become effective upon (a) satisfaction of the conditions set forth in Section 4.02 of the Note Agreement and (b) receipt by the Administrative Agent of each of the documents, instruments, legal opinions and other agreements listed on Schedule II hereto, in form and substance reasonably satisfactory to the Administrative Agent.

4. Terms defined in the Note Agreement shall have their defined meanings when used herein.

5. Except as specifically modified pursuant to this Agreement, the Note Agreement and the other Note Documents shall remain in full force and effect, and are hereby ratified and confirmed. Without limiting the foregoing, the Company hereby (a) reaffirms the terms and conditions of the Note Agreement, the Security Agreement and each other Note Document to which it is a party and (b) reaffirms all Liens on the Collateral that have been granted by it in favor of the Administrative Agent pursuant to the Security Agreement and each other Note Document to which it is a party.

6. Except as otherwise expressly set forth herein, nothing herein shall be deemed to constitute an amendment, modification or waiver of any of the provisions of the Note Agreement or the other Note Documents. Upon the effectiveness of this Agreement, each reference in the Note Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Note Agreement as amended hereby, and each reference to the Note Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Note Agreement shall mean and be a reference to the Note Agreement as amended hereby.

7. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED TN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE AGENT AND THE NEW TERM HOLDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

8. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

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2

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed and delivered by a duly authorized officer on the date first above written.

NEW TERM HOLDERS:

FORTRESS CREDIT OPPORTUNITIES I LP, as a New Term Holder

By: Fortress Credit Opportunities I GP LLC, its general partner

By:	/s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CHURCHILL FINANCIAL CAYMAN LIMITED, as a New Term Holder

By:	/s/ Thomas Hennigan
Name: Thomas Hennigan
Title: Principal

DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP, as a New Term Holder

By: Drawbridge Special Opportunities GP LLC, its general partner

By:	/s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

Signature Page to Joinder Agreement

FORTRESS CREDIT FUNDING V LP, as a New Term Holder

By: Fortress Credit Funding V GP LLC, its general partner

By:	/s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FCO III CLO TRANSFEROR LLC, as a New Term Holder

By:	/s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

Signature Page to Joinder Agreement

Accepted and agreed to as of the date first written above:

NEWSTAR FINANCIAL, INC.

By:	/s/ John Kirby Bray
Name: John Kirby Bray
Title: Chief Financial Officer

Acknowledged as of the date first written above:

FORTRESS CREDIT CORP., as Administrative Agent

By:	/s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

Signature Page to Joinder Agreement

SCHEDULE I

New Term Commitments

New Term Holder	Amount

Fortress Credit Funding V LP	$9,000,000
FCO III CLO Transferor LLC	$8,000,000
Churchill Financial Cayman Limited	$5,000,000
Drawbridge Special Opportunities Fund LP	$5,000,000
Fortress Credit Opportunities I LP	$1,500,000
Total	$28,500,000

SCHEDULE II

Closing Documents

See attached.